EXHIBIT 8.1

ATLAS CORP.

SUBSIDIARIES

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
1.	Atlas Corp.	Marshall Islands
2.	Seaspan Corporation	Marshall Islands	Atlas Corp. owns 100%
3.	Seaspan Holdco I Ltd.	Marshall Islands	Seaspan Corporation owns 100%
4.	Seaspan Holdco II Ltd.	Marshall Islands	Seaspan Corporation owns 100%
5.	Seaspan Holdco III Ltd.	Marshall Islands	Seaspan Corporation owns 100%
6.	Seaspan Holdco IV Ltd.	Marshall Islands	Seaspan Corporation owns 100%
7.	Seaspan Investment I Ltd.	Marshall Islands	Seaspan Corporation owns 100%
8.	Seaspan YZJ 983 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
9.	Seaspan YZJ 985 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
10.	Seaspan 1037 Ltd. (formerly Seaspan YZJ 993 Ltd.)	Marshall Islands	Seaspan Corporation owns 100%
11.	Seaspan Holding 140 Ltd.	Marshall Islands	Seaspan Corporation owns 100%
12.	Seaspan 140 Ltd.	Marshall Islands	Seaspan Holding 140 Ltd. owns 100%
13.	Seaspan (Asia) Corporation	Marshall Islands	Seaspan Corporation owns 100%
14.	Seaspan Containership 2180 Ltd.	Marshall Islands	Seaspan (Asia) Corporation owns 100%
15.	Seaspan Containership 2181 Ltd.	Marshall Islands	Seaspan (Asia) Corporation owns 100%
16.	Seaspan Containership S452 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
17.	Seaspan Management Services Limited	Bermuda	Seaspan Corporation owns 100%
18.	Seaspan Advisory Services Limited	Bermuda	Seaspan Management Services Ltd. owns 100%
19.	Seaspan Ship Management Ltd.	British Columbia	Seaspan Management Services Ltd. owns 100%
20.	Seaspan Capital Ltd.	British Columbia	Seaspan Ship Management owns 100%
21.	Seaspan Crew Management Ltd.	Bahamas	Seaspan Ship Management Ltd. owns 100%
22.	Seaspan Crew Management India Private Limited	India	Seaspan Ship Management Ltd. owns 0.01% and Seaspan Crew Management Ltd. owns 99.99%
23.	Greater China Intermodal Investments LLC	Marshall Islands	Seaspan Investment I Ltd. owns 100%
24.	GC Intermodal Holding Company I, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
25.	GC Intermodal Intermediate Holding Company I, Ltd.	Marshall Islands	GC Intermodal Holding Company I, Ltd. owns 100%
26.	GC Intermodal I, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
27.	GC Intermodal Holding Company II, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
28.	GC Intermodal Intermediate Holding Company II, Ltd.	Marshall Islands	GC Intermodal Holding Company II, Ltd. owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
29.	GC Intermodal II, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company II, Ltd. owns 100%
30.	GC Intermodal Holding Company III, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
31.	GC Intermodal Intermediate Holding Company III, Ltd.	Marshall Islands	GC Intermodal Holding Company III, Ltd. owns 100%
32.	GC Intermodal III, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company III, Ltd. owns 100%
33.	GC Intermodal Holding Company IV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
34.	GC Intermodal Intermediate Holding Company IV, Ltd.	Marshall Islands	GC Intermodal Holding Company IV, Ltd. owns 100%
35.	GC Intermodal IV, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
36.	GC Intermodal Holding Company V, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
37.	GC Intermodal Intermediate Holding Company V, Ltd.	Marshall Islands	GC Intermodal Holding Company V, Ltd. owns 100%
38.	GC Intermodal V, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
39.	GC Intermodal Holding Company VI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
40.	GC Intermodal Intermediate Holding Company VI, Ltd.	Marshall Islands	GC Intermodal Holding Company VI, Ltd. owns 100%
41.	GC Intermodal VI, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
42.	GC Intermodal Holding Company IX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
43.	GC Intermodal Intermediate Holding Company IX, Ltd.	Marshall Islands	GC Intermodal Holding Company IX, Ltd. owns 100%
44.	GC Intermodal IX, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
45.	GC Intermodal Holding Company X, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
46.	GC Intermodal Intermediate Holding Company X, Ltd.	Marshall Islands	GC Intermodal Holding Company X, Ltd. owns 100%
47.	GC Intermodal X, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
48.	GC Intermodal Holding Company XI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
49.	GC Intermodal Intermediate Holding Company XI, Ltd.	Marshall Islands	GC Intermodal Holding Company XI, Ltd. owns 100%
50.	GC Intermodal XI, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
51.	GC Intermodal Holding Company XII, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
52.	GC Intermodal Intermediate Holding Company XII, Ltd.	Marshall Islands	GC Intermodal Holding Company XII, Ltd. owns 100%
53.	GC Intermodal XII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd. owns 100%
54.	GC Intermodal XII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XII, Ltd. owns 100%
55.	GC Intermodal Holding Company XIV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
56.	GC Intermodal Intermediate Holding Company XIV, Ltd.	Marshall Islands	GC Intermodal Holding Company XIV, Ltd. owns 100%
57.	GC Intermodal XIV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XIV, Ltd. owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
58.	GC Intermodal Holding Company XV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
59.	GC Intermodal Intermediate Holding Company XV, Ltd.	Marshall Islands	GC Intermodal Holding Company XV, Ltd. owns 100%
60.	GC Intermodal XV, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
61.	GC Intermodal Holding Company XVI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
62.	GC Intermodal Intermediate Holding Company XVI, Ltd.	Marshall Islands	GC Intermodal Holding Company XVI, Ltd. owns 100%
63.	GC Intermodal XVI, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
64.	GC Intermodal Holding Company XVII, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
65.	GC Intermodal Intermediate Holding Company XVII, Ltd.	Marshall Islands	GC Intermodal Holding Company XVII, Ltd. owns 100%
66.	GC Intermodal XVII, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XVII, Ltd. owns 100%
67.	GC Intermodal Holding Company XIX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
68.	GC Intermodal Intermediate Holding Company XIX, Ltd.	Marshall Islands	GC Intermodal Holding Company XIX, Ltd. owns 100%
69.	GC Intermodal XIX, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
70.	GC Intermodal Holding Company XX, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
71.	GC Intermodal Intermediate Holding Company XX, Ltd.	Marshall Islands	GC Intermodal Holding Company XX, Ltd. owns 100%
72.	GC Intermodal XX, Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
73.	GC Intermodal Holding Company XXI, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
74.	GC Intermodal Intermediate Holding Company XXI, Ltd.	Marshall Islands	GC Intermodal Holding Company XXI, Ltd. owns 100%
75.	GC Intermodal XXI, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XXI, Ltd. owns 100%
76.	GC Intermodal Holding Company XXIV, Ltd.	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
77.	GC Intermodal Intermediate Holding Company XXIV, Ltd.	Marshall Islands	GC Intermodal Holding Company XXIV, Ltd. owns 100%
78.	GC Intermodal XXIV, Ltd.	Marshall Islands	GC Intermodal Intermediate Holding Company XXIV, Ltd. owns 100%
79.	GC Intermodal Operating Company	Marshall Islands	Greater China Intermodal Investments LLC owns 100%
80.	GC Intermodal (HK) Limited	Hong Kong	GC Intermodal Operating Company owns 100%
81.	Seaspan 1544 Ltd.	Marshall Islands	Seaspan Corporation owns 100%
82.	Seaspan 696C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
83.	Seaspan 716C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
84.	Seaspan 717C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
85.	Seaspan 718C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
86.	Seaspan 719C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
87.	Seaspan 720C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
88.	Seaspan 721C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
89.	Seaspan 722C Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
90.	Seaspan 993 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
91.	Seaspan 1105 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
92.	Seaspan 1539 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
93.	Seaspan 1540 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
94.	Seaspan 1541 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
95.	Seaspan 1542 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
96.	Seaspan 1543 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
97.	Seaspan 1550 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
98.	Seaspan 1551 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
99.	Seaspan 1552 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
100.	Seaspan 1566 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
101.	Seaspan 1568 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
102.	Seaspan 1854 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
103.	Seaspan 1855 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
104.	Seaspan 2177 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
105.	Seaspan 2638 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
106.	Seaspan 2640 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
107.	Seaspan 2180 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
108.	Seaspan 2181 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
109.	Seaspan 3278 Ltd.	Marshall Islands	Seaspan Holdco III owns 100%
110.	Seaspan Holdco VI Ltd.	Marshall Islands	Seaspan Corporation owns 100%
111.	Seaspan Holdco VII Ltd.	Marshall Islands	Seaspan Corporation owns 100%
112.	Seaspan Holdco VIII Ltd.	Marshall Islands	Seaspan Corporation owns 100%
113.	Seaspan Holdco IX Ltd.	Marshall Islands	Seaspan Corporation owns 100%
114.	Seaspan Holdco X Ltd.	Marshall Islands	Seaspan Corporation owns 100%
115.	Seaspan Holdco XI Ltd.	Marshall Islands	Seaspan Corporation owns 100%
116.	Seaspan Holdco XII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
117.	Seaspan Holdco XIII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%

	COMPANY NAME	INCORPORATION JURISDICTION	OWNERSHIP
118.	Seaspan Holdco XIV Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
119.	Seaspan Holdco XV Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
120.	Seaspan Holdco XVI Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
121.	Seaspan Holdco XVII Pte. Ltd.	Singapore	Seaspan Holdco III owns 100%
122.	Apple Bidco Limited	England	Atlas Corp. owns 100%
123.	APR Energy Limited	England	Apple Bidco Limited owns 100%
124.	APR Energy Holdings Limited	England	APR Energy Limited owns 100%
125.	APR Energy, USA	Florida	APR Energy Holdings Limited owns 100%
126.	APR Energy Australia Pty. Ltd.	New South Wales	APR Energy Holdings Limited owns 100%
127.	International Power Sales and Services, LLC	Delaware	APR Energy Holdings Limited owns 100%
128.	Power Rental Asset Co LLC	Florida	APR Energy Holdings Limited owns 100%
129.	Power Rental Asset Co Two LLC	Delaware	Power Rental Asset Co LLC owns 100%
130.	Power Rental Op Co Australia LLC	Delaware	Power Rental Asset Co LLC owns 100%
131.	Power Rental Op Co LLC	Florida	APR Energy Holdings Limited owns 100%
132.	APR Energy (Singapore) Private Limited	Singapore	APR Energy Holdings Limited owns 100%
133.	APR International, LLC	Florida	APR Energy Holdings Limited owns 100%
134.	APR Energy FZE	(Dubai) Jafza	APR International, LLC owns 100%
135.	APR Energy Bangladesh Limited	Bangladesh (Dhaka)	APR Energy Holdings Limited owns 99%, and APR International, LLC owns 1%
136.	APR Energy Spain S.L.U.	Madrid	APR Energy Holdings Limited owns 100%
137.	Falconbridge Services, LLC	Florida	APR Energy Holdings Limited owns 100%
138.	APR Energy, LLC	Florida	APR International, LLC owns 100%
139.	APR Energy II LLC	Florida	APR International, LLC owns 100%
140.	APR Energy SRL	Buenos Aires	APR Energy, LLC owns 99.6% and APR Energy II LLC owns .04%
141.	APR Energy Guatemala S.A.	Guatemala City	APR Energy, LLC owns 50% and APR International owns 50%
142.	APR Energy Uruguay, S.A.	Montevideo	APR Energy, LLC owns 99% and APR International, LLC owns 1%
143.	PT APR Indonesia	Jakarta	APR Energy, LLC owns .95%; APR International owns 94.05%; and PT Karya Cemerlang Semanan owns 5%
144.	APR Energy MEX S. De R.L. DE C.V.	Mexico	APR Energy, LLC owns 99%; and APR International, LLC owns 1%